Exhibit 99.1




     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In  connection  with the  filing  of the  Quarterly  Report on Form 10-Q for the
Quarter  Ended  March  31,  2003  (the  "Report")  by  SmartServ  Online,   Inc.
("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                          /s/  Sebastian E. Cassetta
                                         -------------------------------------
                                         Sebastian E. Cassetta
                                         Chairman & Chief Executive Officer
                                         Dated: June 4, 2003



                                         /s/  Thomas W. Haller
                                         -------------------------------------
                                         Thomas W. Haller
                                         Sr. Vice President, Chief Financial
                                         Officer & Treasurer
                                         Dated:  June 4, 2003

A signed original of this written statement required by Section 906 has been provided to SmartServ Online, Inc. and will be retained by SmartServ Online, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.